MUNDOVAL FUND A series of Mundoval Funds Supplement dated September 30, 2014 to the Prospectus dated May 1, 2014

The below paragraph is added to the fourth paragraph under The Investment Adviser on page 7 of the Prospectus dated May 1, 2014:

Effective September 30, 2014, the Adviser has agreed to waive a portion of its management fee (the "Fee Waiver") so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund's average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund's average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2016 unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2016.

     You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information dated May 1, 2014. These documents provide the information a prospective investor ought to know before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-595-2877.